Exhibit 10.2

	PURCHASE ORDER		THIS NUMBER MUST APPEAR ON
INVOICES, SHIPPING PAPERS, BOXES,
CRATES AND ALL CORRESPONDENCE.

PURCHASE ORDER NO. 51525-Pipe-004-00

	Cheniere Creole Trail Pipeline, L.P. 717 Texas Avenue, Suite 3100 Houston, TX 77002		INTERNAL PO#: 99100788 OP
			M.R. #:	Field MR#
			DATE ORDERED:	8/1/2006
			REVISION ORDER NO. 51525-Pipe-004-00	Date:

Minor, J.B.	918-481-4168	918-481-4538	PAGE 1 OF 7

BUYER	PHONE	FAX	DATE DELIVERY REQUIRED AT “SHIP TO” 15-Apr-07

SELLER:	SHIP TO:
Corinth Pipeworks S.A.	Port of Houston
c/o CPW America Co.
14800 St. Mary’s Lane, Ste. 140
Houston, TX 77079

COST ACCT. DISTRIBUTION: 99525500
CONTACT/PHONE NO:		SHIPPING TERMS:	SHIPPING METHOD:	PAYMENT TERMS:	FINAL SHIPPING POINT:		PROMISE SHIP DATE:
Mr. Peter Bogards (281) 752-7300		See Below	Ocean Frt.	Installment Terms			4/15/2007

LINE	QTY	U/M	PART #	DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
1.000	81,600	FT	Pipe, Spiral, 42” OD x 0.617” W.T., X-70, c/w O.D. FBE 14 - 16 Mil and I.D. 1.5 Mil Coating per Specifications referenced in Notes to Seller. .					$198.79	$16,221,264.00

Segment 1, item 2, Class I .

Price Breakdown:
Bare Pipe: $176.11 per FT.
FBE O.D.: $15.96 per FT.
Epoxy I.D.: $5.70 per FT.
Fin. Cost Bank Guarantee: $1.02 per FT.
			Total: $198.79 per FT.					GRAND TOTAL:	CONTINUED
				SIGNATURE:	/s/ Peter Bogards			Date: 8-4-06

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-004-00

Cheniere Creole Trail Pipeline, L.P. 717 Texas Avenue, Suite 3100 Houston, TX 77002	INTERNAL PO#: 99100788 OP
	M.R. #:	Field MR#
	DATE ORDERED:	8/1/2006
	REVISION ORDER NO. 51525-Pipe-004-00	Date:

PAGE 2 OF 7

LINE	QTY	U/M	PART #	DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
2.000	35,800	FT	Pipe, Spiral, 42” OD x 0.720” W.T., X-70, c/w O.D. FBE 14 - 16 Mils and I.D. 1.5 Mil coating per Specifications referenced in Notes to Seller. . Segment 2, item 4, Class II .					228.15	$8,167,770.00

			Price Breakdown:

			Bare Pipe: $205.32 per FT.
			FBE O.D.: $15.96 per FT.
			Epoxy I.D.: $5.70 per FT.
			Fin. Cost Bank Guarantee: $1.17 per FT.
			Total: $228.15 per FT.

3.000	203,000	FT	Pipe, Spiral, 42” OD x 0.600” W.T., X-70, c/w O.D. FBE 14 - 16 Mils and I.D. 1.5 Mil coating per Specifications referenced in Notes to Seller. .					194.26	$39,434,780.00

			Segment 2, item 5, Class I

			.

			Price Breakdown:

			Bare Pipe: $171.60 per FT.
			FBE O.D.: $15.96 per FT.
			Epoxy I.D.: $5.70 per FT.
			Fin. Cost Bank Guarantee: $1.00 per FT.
			Total: $194.26 per FT.					GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-004-00

Cheniere Creole Trail Pipeline, L.P. 717 Texas Avenue, Suite 3100 Houston, TX 77002	INTERNAL PO#: 99100788 OP
	M.R. #:	Field MR#
	DATE ORDERED:	8/1/2006
	REVISION ORDER NO. 51525-Pipe-004-00	Date:

PAGE 3 OF 7

LINE	QTY	U/M	PART #	DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
.
.
Notes to Seller:
.

1. Pipe shall be manufactured in accordance with and shall comply with the following Buyer’s specifications which are incorporated into this Purchase Order by reference:

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(a) API 5L X70 and Specification 51520-P-005, Submerged Arc Welded Line Pipe Helical Seam, Rev. 0 dated 02/24/06,

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(b) Specification 51520-P-020, Yard Applied Pipe Coating, Rev. 0 dated 02/27/06,

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(c) Specification 51520-P-021, Internal Coating of Line Pipe, Rev. 0 dated 02/27/06,

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(d) Specification 51520-P-050, Handling, Storage and Shipping of Pipe, Rev. 0 dated 03/01/06, and

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(e) Technical Evaluation for Pipe and Coating, Document No. 51525-TE-001, Rev. 4 dated July 28, 2006.

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2. Pipe shall be produced and coated at Corinth Pipeworks, S.A. in Thisvi, Greece. The pre-production meeting is tentatively scheduled for October 2006 in Thisvi.

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Pipe shall be manufactured during a nine (9) week production window beginning the first week of January and ending the first week of March 2007, and ship in accordance with the delivery schedule below.

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			Lot 1: Scheduled to ship February 12 and be delivered March 10, 2007.					GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-004-00

Cheniere Creole Trail Pipeline, L.P. 717 Texas Avenue, Suite 3100 Houston, TX 77002	INTERNAL PO#: 99100788 OP
	M.R. #:	Field MR#
	DATE ORDERED:	8/1/2006
	REVISION ORDER NO. 51525-Pipe-004-00	Date:

PAGE 4 OF 7

LINE	QTY	U/M	PART #	DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
.
Lot 2: Scheduled to ship February 19 and be delivered March 17, 2007.
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Lot 3: Scheduled to ship February 26 and be delivered March 24, 2007.
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Lot 4: Scheduled to ship March 5 and be delivered March 31, 2007.
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Lot 5: Scheduled to ship March 12 and be delivered April 15, 2007.
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The number of Lots and ship dates may vary based upon vessel availability, provided however that all pipe shall be delivered prior to April 15, 2007.
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3. In the event Buyer terminates this Purchase Order for convenience in accordance with Article 15 of Buyer’s Standard Terms and Conditions, Buyer shall pay Seller the following cancellation charges:
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(a) After the parties’ execution of this Purchase Order but before slab production of the first lot: 3% of FOB (Thisvi, Greece)bare pipe value
.

(b)    After coil production but before pipe production:

75% of FOB (Thisvi, Greece)bare pipe value against proven cost, which pipe production shall not commence earlier than September 15, 2006, without prior written consent of Buyer.

								GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-004-00

Cheniere Creole Trail Pipeline, L.P. 717 Texas Avenue, Suite 3100 Houston, TX 77002	INTERNAL PO#: 99100788 OP
	M.R. #:	Field MR#
	DATE ORDERED:	8/1/2006
	REVISION ORDER NO. 51525-Pipe-004-00	Date:

PAGE 5 OF 7

LINE	QTY	U/M	PART #	DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION

. (c) After pipe production: 100% of FOB (Thisvi, Greece)bare pipe value against proven cost.

. 4. Seller shall invoice Buyer based on the following progress milestones, which milestones and payments shall apply on a per lot basis unless otherwise noted:

. Payment 1: 10% of grand total Purchase Order value, payable 5 days after the parties’ execution of the Purchase Order*

. Payment 2: 10% of grand total Purchase Order value, payable after start of coil arrival at Thisvi*

. Payment 3: 25% of grand total Purchase Order value, payable after completion of coil arrival at Thisvi*

. Payment 4: 25% of grand total Purchase Order value, payable after pipe production*

. Payment 5: 20% of lot value, payable after coating and issuance of bill of lading

. Payment 6: 10% of lot value, payable upon delivery and loading onto Buyer’s trucks in Houston, Texas and delivery of mill test records

			. ________ * Such payment shall only apply on a one time basis.					GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-004-00

Cheniere Creole Trail Pipeline, L.P. 717 Texas Avenue, Suite 3100 Houston, TX 77002	INTERNAL PO#: 99100788 OP
	M.R. #:	Field MR#
	DATE ORDERED:	8/1/2006
	REVISION ORDER NO. 51525-Pipe-004-00	Date:

PAGE 6 OF 7

LINE	QTY	U/M	PART #	DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
.

Buyer shall make progress payments of all undisputed amounts via wire transfer within five (5) days from receipt of an invoice submitted in accordance with this Purchase Order, including documentation supporting milestone progress.

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Following issuance of Payment 1 and in lieu of additional progress milestone payments described in this Section, Buyer may elect to make a second payment equivalent to 5% of the grand total PO value followed by issuance of an Irrevocable and Confirmed Letter of Credit in an amount equivalent to the balance due, issued or confirmed from a prime International Bank, with a maximum credit period of thirty (30) days from bill of lading date for each shipment.

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5. All prices are in U.S. dollars.
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6.        Delivery Terms are DDP Port of Houston, Texas, direct discharge onto Buyer’s trucks. Any additional cost associated with handling, storage, re-loading and/or inland freight associated with Buyer’s conveyance is at Buyer’s cost.

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7.        Seller data, invoices and notices should reference the Purchase Order Number and be sent to the following address:

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Cheniere Creole Trail Pipeline Company, L.P.

Attn: Keith Teague (713) 265-0228

717 Texas Avenue, Suite 3100

Houston, TX 77002

.

			8. Buyer’s Standard Terms and Conditions are attached and shall apply to this Purchase Order and are incorporated herein by reference.					GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-004-00

Cheniere Creole Trail Pipeline, L.P. 717 Texas Avenue, Suite 3100 Houston, TX 77002	INTERNAL PO#: 99100788 OP
	M.R. #:	Field MR#
	DATE ORDERED:	8/1/2006
	REVISION ORDER NO. 51525-Pipe-004-00	Date:

PAGE 7 OF 7

LINE	QTY	U/M	PART #	DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
. 9. This is a confirming Purchase Order by Keith Teague to Peter Borgards.

								ORDER TOTAL:	63,823,814.00 USD

								TAX:	.00 USD

								GRAND TOTAL:	63,823,814.00 USD

Execution Copy

THIS PURCHASE ORDER IS GOVERNED BY THE FOLLOWING TERMS AND CONDITIONS

1. OFFER - This Purchase Order and its attachments, if any, constitute Buyer’s offer to purchase from Seller the goods and services described herein. Buyer’s offer is conditioned upon Seller’s acceptance of each of the terms and conditions of this Purchase Order. Any modification of any term and condition by Seller or any additional or different term and condition proposed by Seller shall constitute a counter offer and shall not be binding on Buyer until specifically accepted by Buyer in writing.

2. ACCEPTANCE - Acceptance by Seller of this offer to purchase shall occur at the time (a) Buyer receives a written acknowledgment of Seller’s acceptance, which may include issuance of an invoice in accordance with Section 13, or (b) Buyer is deemed to have accepted this offer as set forth below, whichever occurs first. In the event Seller fails to provide Buyer with a written acknowledgment of acceptance (including issuance of an invoice in accordance with Section 13) or notice of rejection within fifteen (15) days from receipt of Buyer’s offer, and unless Seller requests modification of or additional or different terms or conditions than those expressed herein within that same fifteen (15) day period, Buyer and Seller hereby agree that Seller shall be deemed to accept this offer, and the terms and conditions of this Purchase Order shall apply in their entirety as written.

3. MODIFICATIONS – Modifications to this Purchase Order shall become part of the Purchase Order when confirmed in writing by Buyer and accepted by Seller.

4. PRICE - The prices included on the face of this Purchase Order are firm and fixed unless otherwise agreed in writing by Buyer.

5. QUANTITY - Buyer shall be obligated to purchase and shall accept only the quantity of goods described herein and any goods received in excess thereof or substituted by Seller may be returned to Seller at Seller’s risk and expense. Acceptable tolerances for quantities of goods and services ordered by Buyer in this Purchase Order is – 0, + 0.5%.

6. EXPEDITING AND INSPECTION - Seller shall provide to Buyer and its agents and representatives with any information pertinent to this Purchase Order and shall allow Buyer and its agents and representatives to have access to any production facility in order to witness the progress of the work and inspect the materials being used. Buyer and its agents and representatives shall have the right to inspect each item when completed whether paid for or not by Buyer. Such inspections shall be at Buyer’s cost and shall not unduly interfere with the normal operations of Seller. Neither Buyer’s inspection nor failure to inspect shall relieve Seller of its obligations hereunder. Goods and services may be rejected by Buyer if they fail to meet the terms of this Purchase Order, and any such goods shall be either repaired or replaced at Seller’s costs.

7. GENERAL WARRANTY - Seller expressly represents and warrants to Buyer that all goods and services furnished under this Purchase Order shall (a) conform to the specifications identified on the face of this Purchase Order (including all Applicable Law and Applicable Codes and Standards referenced or identified therein), (b) be new, (c) be of good material and workmanship, (d) be free from any defects in materials, workmanship and design (except to the extent such defects are caused by Buyer’s design requirements in the specifications set forth in the face of this Purchase Order), (e) be manufactured, produced and/or performed in accordance with and meeting standard industry practices and procedures and the standard of care in the industry, (f) be manufactured and/or produced in compliance with all Applicable Law of the country in which such goods and services are manufactured and/or produced and Applicable Codes and Standards, and (g) be free and clear of any security interests, liens or other encumbrances, and Seller has merchantable title thereto. THE PARTIES HEREBY DISCLAIM, AND BUYER HEREBY WAIVES, ANY AND ALL WARRANTIES IMPLIED UNDER APPLICABLE LAW, INCLUDING THE IMPLIED WARRANTY OF MERCHANTABILITY AND IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. “Applicable Law” means all laws, statutes, ordinances and regulations specified in this Purchase Order or otherwise promulgated by applicable governing authorities within the country in which the goods are manufactured or the services are rendered. “Applicable Codes and Standards” means those codes, API standards and regulations set forth in the face of this Purchase Order, including any such codes, standards and regulations identified in the specifications identified on the face of this Purchase Order.

8. DEFECTS - If any goods or services furnished hereunder do not conform to the warranties set forth in Section 7, Buyer shall in all cases give Seller written notice thereof within thirty (30) days of Buyer’s actual knowledge of such nonconformity. Seller shall, at its option, promptly repair or replace all such goods and services upon notification by Buyer and subject to the provisions hereof within the earlier of twenty-four (24) months from the date of shipment or twelve (12) months from the date of hydrostatic testing, free of cost to Buyer, subject to Sections 31 and 32 hereof. If agreed upon by Buyer in writing, then Seller may give Buyer a credit for the value of the nonconforming goods, rather than repair or replace them. If Seller disputes the breach of warranty or if Seller otherwise requests in writing, Buyer shall promptly make available at Buyer’s location, to Seller or Seller’s designee for inspection and testing, a specimen of the allegedly nonconforming goods to the extent such specimen is available and shall, if requested, permit Seller or its designee to inspect and test such specimen and any records evidencing such nonconformity. Nothing herein shall prohibit Seller from testing such specimen at any location, provided that Seller shall be fully responsible for all cost, expense and liability for transporting such specimen to any alternative location. If Buyer fails, in accordance with this Section, to (a) provide such notice of nonconformity within thirty (30) days of Buyer’s actual knowledge thereof, (b) make available such specimen of nonconforming goods (to the extent available), and/or (c) permit such inspection and testing, Buyer shall have no recourse against Seller for such alleged nonconforming goods or services and waives its rights and remedies against Seller with respect thereto. The parties expressly agree that the correction of work obligation set forth in this Section 8 and the warranties set forth in Section 7 shall cease upon expiration of the time period set forth in this Section 8. As agreed upon by the parties, defective goods may be repaired or replaced by Seller at Buyer’s facility or wherever the goods are located, or may be returned to Seller’s facility or to an authorized repair center, all at Seller’s expense. In the event of Seller’s failure to correct or replace goods and services or diligently prosecute the correction and replacement thereof, within ten (10) days of Buyer’s notice to Seller and, to the extent available, making such specimen of nonconforming goods available to Seller or Seller’s designee in accordance with this Section, Buyer may correct or replace such goods and services and charge Seller all costs thereof, without markup, or collect such sum on any bank guarantee subject to Section 31. Notwithstanding the foregoing, if any non-conformity with any warranty set forth in Section 7 materially affects the use of any goods installed in the pipeline or presents an imminent threat to the safety or health of any person or entity and Buyer knows of such non-conformity, then (i) in the case of a non-conformity presenting an imminent threat to the safety or health of any person or entity, Buyer may, at its option, correct or replace such goods or services without first giving Seller notice of such non-conformity prior to such correction or replacement, provided that Buyer shall give notice thereof to Seller at the earliest opportunity, and (ii) in the case of a non-conformity materially affecting the use of any of the goods installed in the pipeline, Buyer may, at its option, correct or replace such goods upon giving Seller notice, by email, facsimile or other similar means, of such nonconformity. In the case of both (i) and (ii) above, Seller shall be responsible and liable to Buyer for all reasonable costs incurred by Buyer in connection with correcting or replacing such goods or services subject to Sections 31 and 32, and Buyer will promptly give Seller notice of such correction or replacement after such correction or replacement has been completed, together with records showing the costs incurred by Buyer. Such correction of work obligation, together with all other warranties of Seller, shall extend to Buyer, its successors and assigns, to the extent of permitted assignment. Notwithstanding the foregoing, the correction of work obligation set forth herein excludes any remedy, and Seller shall have no liability to Buyer, for any damage or defect to the extent caused by: (i) improper repairs or alterations, misuse or neglect by Buyer, (ii) alteration of the goods by Buyer or third parties, (iii) failure to store, handle, operate, maintain or use the goods or services in compliance with a any written instructions delivered by Seller to Buyer or with industry custom, or (iv) normal wear and tear.

9. INDEMNITY - SELLER SHALL ASSUME THE RISK OF AND DEFEND, INDEMNIFY AND HOLD HARMLESS BUYER, ITS REPRESENTATIVES, OFFICERS, AGENTS, EMPLOYEES, AFFILIATES AND PERMITTED ASSIGNS (COLLECTIVELY, THE “BUYER INDEMNITEES”) FROM AND AGAINST ALL LOSS, DAMAGE, LIABILITY, COST AND EXPENSE (INCLUDING REASONABLE ATTORNEYS’ FEES) FOR ANY INJURY (INCLUDING DEATH) TO ANY PERSON (INCLUDING LOSS OF CONSORTIUM) OR DAMAGE TO ANY PROPERTY (EXCLUDING THE GOODS) RESULTING FROM (BUT ONLY TO THE EXTENT OF) THE NEGLIGENCE OR WILLFUL MISCONDUCT OF SELLER OR ANY SUBCONTRACTOR OF SELLER OR ANYONE DIRECTLY OR INDIRECTLY EMPLOYED BY ANY OF THEM. THE INDEMNITY, DEFENSE AND HOLD HARMLESS OBLIGATIONS IN THIS SECTION 9 SHALL APPLY REGARDLESS OF WHETHER ANY OF THE BUYER INDEMNITEES WERE CONCURRENTLY OR OTHERWISE NEGLIGENT (OR BUYER INDEMNITEES CAUSED ANY SUCH INJURY OR DAMAGE BY WILLFUL MISCONDUCT BY BUYER INDEMNITEES), IT BEING AGREED THAT IN THIS EVENT THE PARTIES’ RESPECTIVE LIABILITY FOR LOSSES, DAMAGES, LIABILITY, COSTS AND EXPENSES SHALL BE DETERMINED IN ACCORDANCE WITH THE PRINCIPLES OF COMPARATIVE NEGLIGENCE. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, SELLER’S INDEMNIFICATION OBLIGATIONS HEREUNDER SHALL BE SUBJECT TO SECTIONS 31 AND 32. Seller agrees, upon receipt of notification from Buyer, to promptly assume full responsibility for the defense of any such suit or proceeding, for claims for which it is required to indemnify in accordance with this Section, and subject to Buyer Indemnitees bearing the same proportion of the reasonable attorneys’ fees and costs of the defense as they are liable for pursuant to the preceding sentence; provided, however, that Buyer, at its own cost, may be represented by and actively participate through its own counsel in any such suit or proceeding.

10. DELIVERY - Seller shall prepare the goods sold hereunder for delivery to the destination specified within the time period specified on the face of the Purchase Order. If Seller does not prepare the goods within the applicable time period, Buyer, in addition to its right to terminate in accordance with Section 16, shall be entitled to receive the liquidated damages in accordance with Section 37 which are Buyer’s sole damages for delay. Seller shall, without exception, forward to Buyer the express receipt or bill of lading signed by the carrier to evidence shipment, and the receipt or bill of lading shall be attached to the original invoice submitted by Seller.

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11. PACKING - Seller shall properly package the goods in order to insure adequate protection against damage during shipment. Partial shipments are permitted as set forth herein. Itemized packing lists must accompany each shipment. Buyer’s count shall be accepted as final and conclusive on shipments not accompanied by Seller’s itemized packing list. Each shipment shall be properly labeled as indicated in the Purchase Order. No fees for packaging, packing, crating, freight or other costs will be paid by Buyer unless expressly stated in this Purchase Order.

12. HAZARDOUS MATERIAL – Seller warrants and represents that none of the goods furnished hereunder are subject to Applicable Law relating to hazardous or toxic substances; or when disposed of, to Applicable Law governing hazardous wastes, or to any other applicable environmental or safety and health regulations. Seller shall furnish, without limitation, all appropriate and required shipping, handling and use certifications, instructions, labeling, lists and representations for shipping, safety, handling, exposure and disposal of hazardous material.

13. INVOICING - Seller shall invoice Buyer for all goods sold hereunder. Each invoice shall specify Buyer’s Purchase Order number and date, and the specific goods being invoiced. Invoices shall be delivered to Buyer in accordance with the progress milestones set forth on the face of the Purchase Order, along with lien and claim waivers to be provided by Buyer and its subcontractors in the forms attached hereto in Attachment A. Any legal action regarding payment of an invoice must be commenced by Seller within four (4) years after the date the invoice was mailed or Seller’s right to payment shall be deemed conclusively waived. Payment terms specifically applicable to this Purchase Order are set forth on the face of this Purchase Order.

14. TAXES – Seller shall pay, and the grand total Purchase Order price includes, all customs and import duties or charges arising from or related to the performance of this Purchase Order except for any increase in importation duties or charges following the date of this Purchase Order which are a necessary consequence of import and are incurred as a result of import regulations imposed by Applicable Law. In addition, Seller shall obtain and pay, and the grand total Purchase Order price includes, the cost of all permits, licenses, fees and certificates of inspection necessary for the prosecution and completion of this Purchase Order (other than Buyer’s inspections of the goods which shall always be at Buyer’s cost). All federal, state and local sales and use taxes shall be the responsibility of Buyer.

15. TERMINATION FOR CONVENIENCE – At any time prior to shipment of a particular lot, Buyer may terminate for its convenience all or any separable part of this Purchase Order (including any lot that has not been shipped) by giving written notice to Seller. On the date that notice of such termination is received by Seller, Seller shall: (a) discontinue all work relating to the terminated portion of the Purchase Order, (b) place no additional orders, (c) preserve and protect materials on hand purchased for or committed to this Purchase Order, work for goods and services in progress, and completed goods and services both in Seller’s and in its subcontractors plants pending Buyer’s written instructions which must be given to Seller within thirty (30) days of notice of such termination failing which Seller may dispose of same as it wishes, and (d) dispose of same in accordance with Buyer’s written instructions, subject to (c) and provided that all costs of disposal pursuant to Buyer’s instructions shall be borne by Buyer, without markup and less any salvage value. Buyer’s sole and exclusive liability to Seller upon termination under this Section shall be payment to Seller pursuant to the cancellation schedule set forth on the face of the Purchase Order.

16. TERMINATION FOR DEFAULT - Each of the following events shall constitute a material default by Seller for purpose of this Purchase Order (each of which shall entitle Buyer to terminate for default in accordance with this Section): (a) any bankruptcy proceeding by or against Seller or the appointment of a trustee for the benefit of creditors which is not dismissed within thirty (30) days; (b) a refusal or failure of Seller to deliver the goods, or to perform the services, in accordance with the agreed delivery schedule and the maximum liquidated damages for late shipment or delivery permitted under this Purchase Order have been assessed, provided that such maximum liquidated damages need not be assessed to entitle Buyer to terminate pursuant to this Section 16(b) if (i) Seller fails to pay any portion of the liquidated damages when due hereunder or (ii) based upon the current progress of the goods and services and information provided by Seller to Buyer, Seller is reasonably projected to deliver any portion of the goods or perform any portion of the services one hundred twenty (120) days or more beyond the applicable delivery schedule for such goods or services; (c) assignment of all or any part of this Purchase Order without Buyer’s consent; or (d) failure to perform any other material provision of this Purchase Order. In the event Seller does not cure any such default within a period of fourteen (14) days after notice thereof, or such longer period as Buyer may authorize in writing, or if the default cannot be cured within such fourteen (14) day period through the diligent exercise of all commercially practicable efforts, Seller fails to diligently exercise all commercially practicable efforts to cure such condition or fails to cure such condition within sixty (60) days after receipt of such notice to cure such default, then Buyer may give written notice to Seller to terminate this Purchase Order or any part thereof,

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provided that Buyer may immediately give written notice to Seller to terminate this Purchase Order or any part thereof in the event of default pursuant to Section 16(a) above. In the event of termination for default, Buyer shall not be liable to Seller for payment of any amount beyond the value of any goods and services shipped or received and accepted by Buyer, less damages suffered by Buyer, subject to Sections 31 and 32. In the event of a termination for default, Seller shall be liable to Buyer for any and all damages, losses, costs and expenses incurred by Buyer arising out of or resulting from such default, along with any and all liquidated damages calculated in accordance with Section 37 as the exclusive damages for delay which shall be based on the date(s) that a substitute supplier achieved such respective scheduled deliveries or would have achieved such dates if the Buyer had met its duty to mitigate in Section 33 herein; subject to the limitation of Seller’s liability under Sections 31, 32 and 37. Upon request by Buyer, Seller will deliver or assign to Buyer any goods and services in progress at the time of termination, subject to Buyer’s prior payment for same subject to Section 26.

17. CONFIDENTIALITY - All information furnished by Buyer hereunder, and any information furnished by Seller in connection with goods specifically designed or manufactured for Buyer, shall be the proprietary information of Buyer, always excluding information regarding Seller’s manufacturer’s processes which remains proprietary information of Seller and its manufacturer. Seller shall disclose Buyer’s proprietary information to a third party only with the prior written consent of Buyer or if required to do so under a valid court order, except that Buyer hereby consents to the disclosure of all specifications for the goods to Seller’s coil subcontractor as may be required to provide the goods and services hereunder. Upon request, Seller shall return all such information to Buyer.

18. RESERVATION OF RIGHTS - Any action by Buyer with respect to inspection of or payment for the goods and/or related services covered by this Purchase Order shall not prejudice Buyer’s right to reject nonconforming or defective goods or services, nor be deemed to constitute acceptance by Buyer of the goods or services, or affect in any way Seller’s obligations under this Purchase Order.

19. INSTALLATION - Buyer shall be responsible for installation of the goods purchased hereunder at its own expense unless otherwise specified herein. If mutually agreed, Seller shall make available to Buyer, at a rate mutually agreed upon, one or more persons as reasonably required to assist in the installation. Such person(s) shall not be deemed an agent or employee of Buyer, and Seller shall be solely responsible for their acts or omissions.

20. FORCE MAJEURE - Neither Buyer nor Seller shall be liable to the other for failure to perform in accordance with the provisions of this Purchase Order, including, but not limited to, delay, suspension, and/or reduction in performance, if such failure is due to catastrophic acts of God (such as snow storm, hurricane, named tropical storms, earthquake, tornado, tsunami or lightning); war; riot; acts of terrorism; blockade or other similar interruption of shipping or transportation routes; civil commotion; strike or labor disputes; embargos; insurrection; government orders, rules, regulations, suspensions or requisitions of any kind; fire; power outages or plant shutdowns (but specifically excluding plant shutdowns to conduct routine or regularly scheduled maintenance and repairs); provided that such act or event (a) renders impossible the affected party’s performance of its obligations under this Purchase Order, (b) is beyond the control of the affected party and not due to its fault or negligence, regardless of whether such event was foreseeable or unforeseeable when the Purchase Order was entered; and (c) could not have been prevented or avoided by the affected party through the exercise of due diligence and reasonable business conduct. An event satisfying all of the requirements of this Section 20 shall be referred to as a “Force Majeure Event.” If Seller is entitled to relief under this Section 20 for a Force Majeure Event, Seller must notify Buyer in writing within ten (10) days of the occurrence of the Force Majeure Event (unless communication of such notice is prevented by such Force Majeure Event) or forfeit its exclusion from liability under this Section. The notice must contain reasons for the delay and an estimate of the delay in shipment of the goods or performance of the services. After receipt of such notice, Buyer shall extend the scheduled delivery dates or time for completion and all other deadlines of Buyer hereunder from the date of commencement of such Force Majeure Event by a period of time reasonably necessary to overcome the effect of such delay without any liability by reason of such delay; provided that Seller shall take all reasonable measures to mitigate the effects of the Force Majeure Event and to minimize such delay.

21. GOVERNING LAW - This Purchase Order shall be governed by, and construed in accordance with, the laws of the state of Texas (without giving effect to the principles thereof relating to conflicts of law), provided that the parties acknowledge that the laws of the state of Louisiana govern the rights and obligations of the parties as to the validity and enforcement of mechanics’ and materialmen’s liens. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Purchase Order.

22. COMPLIANCE WITH LAWS – THE FOLLOWING SHALL ONLY APPLY TO GOODS MANUFACTURED OR SERVICES PERFORMED IN THE UNITED STATES: Seller agrees that all goods and services furnished under this Purchase Order will be manufactured and/or produced in compliance with all Applicable Law and Applicable Codes and Standards. Seller is exclusively

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liable for the payment of any state, municipal or federal payroll taxes, and for workmen’s compensation, employer’s liability and general public liability and property damage insurances. To the extent applicable to this Purchase Order, Seller agrees to comply with all provisions of the Federal Equal Employment Opportunity Regulations, the Federal Acquisition Regulations, and the orders, regulations and laws relating thereto, and such are incorporated herein by reference with the same force and effect as if set forth herein in full, including without limitation, the provisions of (i) Section 202 of Executive Order 11246 of September 24, 1965 at C.F.R.§§ 60-1.4 (1993), (ii) 29 U.S.C. §§701 (1993) and 41 C.F.R.§§ 60-741.4 (1993), (iii) C.F.R.§§ 60-250.4 (1993), (iv) those clauses of the Federal Acquisition Regulations and Department of Defense Federal Acquisition Regulations Supplement, which are delivered to Seller herewith, (v) requirements for filing of EEO-1 forms and preparation of Affirmative Action Plans, (vi) Section 17 of Alaska Natural Gas Transportation Act of 1976 (“ANGTA”), 14 U.S.C.§§ 719 (1993), President’s Decision and Report to Congress on the Alaska Natural Gas Transportation System, September 1977, pursuant to section 7(a) of the ANGTA (“President’s Decision”), approved and adopted by S.J. Res. 82, 91 Stat. 1268 (1977), (vii) Regulations implementing condition 11 of the President’s Decision and Section 17 of the ANGTA at 43 C.F.R. Part 34 (1993), (viii) Affirmative Action Plans for Equal Employment Opportunity and Minority and Female Owned Business, and (ix) Americans with Disabilities Act of 1990, 42 U.S.C. 6 §§ 12101-12117 (1993).

23. PATENTS - SELLER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS THE BUYER INDEMNITEES FROM ALL LOSS, PENALTIES OR DAMAGES ARISING OUT OF OR RESULTING FROM ANY CLAIMS OR SUITS FOR INFRINGEMENT OF UNITED STATES OR FOREIGN PATENTS, COPYRIGHTS, TRADEMARKS, OR OTHER INTELLECTUAL PROPERTY RIGHTS OR CLAIMS OF UNFAIR COMPETITION ARISING OUT OF OR RESULTING FROM BUYER’S USE, POSSESSION, PURCHASE OR SALE OF ALL GOODS AND SERVICES FURNISHED UNDER THIS PURCHASE ORDER, EXCEPT FOR CLAIMS OR SUITS RELATING TO THE USE OF BUYER’S SPECIFICATIONS AND/OR CLAIMS OR SUITS RELATED TO MODIFICATIONS MADE BY OR FOR BUYER TO GOODS SUPPLIED BY SELLER. Seller shall defend all such suits and shall pay all related costs. In addition, if the use of any portion of such goods or services are enjoined, Seller shall, at its sole expense, and subject to Buyer’s sole discretion, procure the right to continue use of such goods or services, modify such goods or services to render them noninfringing, replace such goods or services with noninfringing goods or services, or remove that portion of the goods or services completely and refund the purchase price for such goods or services plus all related transportation, installation and dismantling costs related to such goods or services. Notwithstanding anything herein to the contrary, Seller’s liability hereunder shall be limited by Sections 31 and 32 herein.

24. TITLE – Title to the goods and related services, or any part thereof, shall pass to Buyer upon Buyer’s payment for such goods and services to the extent of the payment so made. Seller shall clearly identify the goods (including raw materials and components) as property of Buyer by visible marking or tagging, and Buyer shall have the right, at Buyer’s option, to inspect and verify that said goods have been identified as Buyer’s property. Care, custody, and control of, and risk of loss with respect to, such goods remains with Seller until such time as they are received by Buyer in accordance with DDP (Incoterm latest edition).

25. REMEDIES - Any waiver by either party of any breach of a term or condition of this Purchase Order shall not constitute a waiver of any such subsequent breach of the same or any other term or condition hereof, except as expressly provided herein. Except to the extent expressly set forth herein, including but not limited to Section 37, the rights and remedies of Buyer set forth herein are not exclusive, but are in addition to all other rights and remedies of Buyer at law and in equity.

26. ASSIGNMENT AND SETOFF - Except as permitted under Section 39, this Purchase Order, including amounts to be paid hereunder, shall not be assigned or transferred in whole or in part by either party without the other party’s prior written consent, and any assignment or transfer without such consent shall be void. All claims for monies due, or to become due, from Buyer shall be subject to Buyer’s collection on any bank guarantee or deduction of any amount due or to become due from Seller arising out of this transaction with Seller. This Purchase Order shall be binding upon Seller and Buyer and their respective successors and permitted assigns.

27. RECORDS AND AUDIT - Seller shall, and shall ensure that its subcontractors shall, for a period of three (3) years after the date of delivery of the goods or performance of the services sold hereunder, retain a true and correct set of all documents which relate to the goods and services required under this Purchase Order, and, except for any trade secrets or documents in connection with the internal composition of any compensation that is fixed in amount or other profit, cost or pricing information. Seller shall cooperate fully with Buyer during the audits performed hereunder, including furnishing Buyer with copies of all reasonably requested documents, provided that Buyer shall give Seller reasonable notice, such audits shall not interfere with Seller’s conduct of business, and all reasonable costs incurred by Seller in compliance with Buyer’s requests shall be paid by Buyer.

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28. ENTIRE AGREEMENT - This Purchase Order, including the face of this Purchase Order, Buyer’s specifications and expressly incorporated attachments, constitutes the entire agreement between Buyer and Seller regarding the subject matter of this Purchase Order, and supersedes all prior bids, awards, discussions, negotiations and agreements regarding the subject matter. Any amendment to this Purchase Order, including an oral modification supported by new consideration, must be in writing and must be signed by Buyer and Seller before it shall be effective. In the event any provision, or any part or portion of any provision of this Purchase Order shall be held to be invalid, void or otherwise unenforceable, such holding shall not affect the remaining part or portions of that provision, or any other provision hereof. In the event of any ambiguities, express conflicts, or discrepancies between the face of this Purchase Order, these Terms and Conditions or Buyer’s specifications, such ambiguity, conflict or discrepancy shall be resolved in the foregoing order with the face of this Purchase Order having the highest priority.

29. SUBCONTRACTORS - Seller shall be responsible for the acts or omissions of any subcontractor as fully as if they were the acts or omissions of Seller. Without relieving Seller of any of its warranty obligations under this Purchase Order, Seller shall assign in full, and without cost to Buyer, all warranties, if any, from Seller’s subcontractors that are applicable to the goods or services provided hereunder, and deliver any such assigned warranties to Buyer prior to final payment. Seller shall insert into Seller’s subcontracts all provisions required by this Purchase Order to be inserted or necessary to enable Seller to comply with the terms of this Purchase Order.

30. DISPUTE RESOLUTION - Any claim, dispute, controversy, difference, disagreement, or grievance (of any kind or type, whether based on contract, tort, statute, regulation or otherwise) arising out of, connected with or relating in any way to this Purchase Order (including the construction, validity, interpretation, termination, enforceability or breach of this Purchase Order, or any dispute over arbitrability or jurisdiction) (“Dispute”) not resolved through negotiation shall be decided by final, binding arbitration. Arbitration of any Dispute shall be held in Houston, Texas, unless otherwise agreed by the parties, shall be administered by the American Arbitration Association (“AAA”) and shall, except as otherwise modified by this Section 30, be governed by the AAA International Arbitration Rules then in effect. The arbitration shall be conducted by three (3) arbitrators whose qualifications shall include experience in international commercial arbitrations and whose appointment shall be made pursuant to the customary appointment procedure observed by the AAA (providing the parties a list of qualified arbitrators preferably in the geographic area where the arbitration will be conducted, from which the parties confidentially shall make strikes and rank the remaining candidates in order of preference), unless otherwise agreed by the parties in writing. The arbitrators shall determine the rights and obligations of the parties according to the substantive law required by Section 21; provided, however, the law applicable to the validity of the arbitration clause, the conduct of the arbitration, including resort to a court for provisional remedies, the enforcement of any award and any other question of arbitration law or procedure shall be the Federal Arbitration Act, 9 U.S.C § 1, et seq. Issues concerning the arbitrability of a matter in dispute shall be decided by a court with proper jurisdiction. The arbitration shall be conducted in the English language and all submissions shall be made in the English language or with an English translation; provided that witnesses may provide testimony in a language other than English if a simultaneous English translation is provided. The parties shall be entitled to engage in reasonable discovery, including the right to production of relevant and material documents by the opposing party and the right to take depositions reasonably limited in number, time and place; provided that in no event shall any party be entitled to refuse to produce relevant and non-privileged documents or copies thereof requested by the other party within the time limit set and to the extent required by order of the arbitrators. The arbitrators shall be authorized to award, to the prevailing party, reasonable attorneys’ fees and costs, including all administrative costs of arbitration and arbitrator fees. This agreement to arbitrate is binding upon the parties and the successors and permitted assigns of any of them. Any other person or entity may be joined as an additional party to any arbitration conducted under this Section 30, provided that the party to be joined is or may be liable to either Seller or Buyer in connection with all or any part of any Dispute between Seller or Buyer. The arbitration award shall be final and binding, in writing, signed by all arbitrators, and shall state the reasons upon which the award thereof is based. The parties agree that judgment on the arbitration award may be entered by any court having jurisdiction thereof. Federal or state courts in Houston, Texas shall be the exclusive venue for any ancillary legal proceeding.

31. LIMITATION OF LIABILITY – Notwithstanding anything herein to the contrary, Seller shall not be liable to the Buyer and/or Buyer Indemnitees under this Purchase Order or under any cause of action related to the subject matter of this Purchase Order, whether in contract, warranty, tort (including negligence), strict liability, products liability, professional liability or any other cause of action, and shall not pay from any source (including but not limited to the proceeds of insurance, except cargo liability insurance set forth below) for amounts, including otherwise recoverable damages, interest, attorneys’ fees and costs which in the aggregate are in excess of fifty percent (50%) of the grand total Purchase Price; provided that, notwithstanding the foregoing, the limitation of liability set forth in this Section 31 shall not (i) apply in the event of Seller’s willful misconduct or gross negligence; (ii) apply to

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Seller’s lien obligations under Section 35, or (iii) include the payment of proceeds under any cargo liability insurance policy provided by Seller or its subcontractors. In no event shall the limitation of liability set forth in this Section 31 be in any way deemed to limit Seller’s obligation to complete all services and supply all goods as required under this Purchase Order or otherwise apply to Section 24.

32. WAIVER OF CONSEQUENTIAL DAMAGES - NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS PURCHASE ORDER TO THE CONTRARY, NEITHER SELLER NOR BUYER SHALL BE LIABLE UNDER THIS PURCHASE ORDER OR UNDER ANY CAUSE OF ACTION RELATED TO THE SUBJECT MATTER OF THIS PURCHASE ORDER, WHETHER IN CONTRACT, TORT (INCLUDING BUT NOT LIMITED TO NEGLIGENCE), STRICT LIABILITY, PRODUCTS LIABILITY OR ANY OTHER CAUSE OF ACTION FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, USE, OPPORTUNITY, REVENUES, FINANCING, BONDING CAPACITY, BUSINESS INTERRUPTIONS OR ANY CLAIM FOR INDEMNIFICATION OF SUCH LOSSES OR DAMAGES UNDER SECTIONS 9 AND 23; PROVIDED THAT THE LIMITATION OF LIABILITY SET FORTH IN THIS SECTION 32 SHALL NOT APPLY TO AMOUNTS ENCOMPASSED WITHIN THE LIQUIDATED DAMAGES SET FORTH IN SECTION 37.

33. BUYER’S DUTY TO MITIGATE - Buyer shall use reasonable efforts to mitigate any claims, losses, damages or expenses incurred by Buyer for which Seller may be liable under this Purchase Order; provided, however, this Section 33 shall in no way relieve Seller of its obligations under this Purchase Order. Notwithstanding the foregoing, Buyer’s breach of this covenant shall reduce Buyer’s damages to the extent that such damages could have been mitigated using reasonable efforts.

34. INDEPENDENT CONTRACTOR - The relationship of Seller to Buyer shall be that of an independent contractor and not an agent of Buyer, and as such, Seller shall have full power of management and direction in all matters relating to the provision of the goods and the services. Neither Seller, any subcontractor of Seller nor the employees of either shall be deemed to be employees or agents of Buyer for any purpose whatsoever.

35. LIENS - Should Seller or any of its subcontractors or anyone employed by any of them or anyone for whose acts they may be liable file a lien or other encumbrance against all or any portion of the goods, services, or the project, Seller shall, at its sole cost and expense, remove and discharge, by payment, bond or otherwise, or provide a bond or other security around, such lien or encumbrance within twenty-five (25) days of the Seller’s receipt of notice of filing of such lien or encumbrance. If Seller fails to remove and discharge or provide a bond or other security around any such lien or encumbrance within such twenty-five (25) day period, then Buyer may, in its sole discretion and in addition to any other rights that it has under this Purchase Order, at law or equity, remove and discharge such lien and encumbrance using whatever means that Buyer, in its sole discretion, deems appropriate. In such circumstance, Seller shall indemnify and be liable to Buyer for all damages, costs, losses and expenses (including all attorneys’ fees, consultant fees and litigation expenses, and settlement payments) reasonably incurred by Buyer arising out of or relating to such removal and discharge. All such damages, costs, losses and expenses shall be paid by Seller no later than thirty (30) days after receipt of each invoice from Buyer, and, at Buyer’s option, Buyer may withhold payment for amounts otherwise due Seller.

36. CONFLICTS OF INTEREST - Seller shall not, and shall ensure that each of its subcontractors and the agents and employees of each of them shall not (a) pay any commissions or fees, or grant any rebates, to any employee or officer of Buyer or its affiliates, (b) favor employees or officers of same with gifts or entertainment of a significant cost or value, or (c) enter into any business arrangements with employees or officers of same. With respect to the supply and performance of goods and services under this Purchase Order, Seller shall, and shall cause each of its subcontractors and the agents and employees of each of them to comply with (i) all applicable provisions of the Foreign Corrupt Practices Act of the United States (15 U.S.C. § 78dd-1 and 2), and (ii) the Organization for Economic Cooperation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions as implemented in the domestic law of any state to which Seller and its subcontractors and the agents and employees of each of them is subject and not to take any action that could result in Buyer or any of its affiliates becoming subject to any action, penalty or loss of benefits thereunder.

37. LIQUIDATED DAMAGES. If Seller fails to deliver the goods in the final lot after the scheduled delivery date for such lot as set forth in the face of this Purchase Order, Seller will be liable to Buyer in the following amounts: (a) one (1) through thirty (30) days after the scheduled delivery date at Zero U.S. Dollars (US$0) per day; (b) thirty-one (31) days through sixty (60) days inclusive after the scheduled delivery date at Five Thousand U.S. Dollars (US$5,000) per day; (c) sixty-one (61) days through ninety (90) days inclusive after the scheduled delivery date at Seven Thousand U.S. Dollars (US$7,000) per day; and (d) ninety-one (91) days and thereafter until delivery of the final lot is achieved at Ten Thousand U.S. Dollars (US$10,000) per day. In no event shall such liquidated damages exceed the total sum of One Million Two Hundred Thousand U.S. Dollars (US$1,200,000), provided that such

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limitation of liability shall not be construed to limit Seller’s other obligations or liabilities under this Purchase Order (including its obligations to complete the services and deliver the goods for the compensation provided under this Purchase Order and its warranty obligations). With respect to any liquidated damages that accrue, Buyer, at its sole discretion, may do one or more of the following: (1) invoice Seller for such owed liquidated damages, and within thirty (30) calendar days of Seller’s receipt of such invoice, Seller shall pay Buyer such liquidated damages, (2) withhold from Seller amounts that are otherwise due and payable to Seller in the amount of such liquidated damages, or (3) if Seller fails to pay Buyer in accordance with the payment terms set forth in subclause (1) above, collect on any bank guarantee in the amount of such liquidated damages. It is expressly agreed that liquidated damages payable under this Purchase Order do not constitute a penalty and that the parties, having negotiated in good faith for such specific liquidated damages, having agreed that the amount of such liquidated damages is reasonable in light of the anticipated harm caused by the breach related thereto and the difficulties of proof of loss and inconvenience or nonfeasibility of obtaining any adequate remedy, are estopped from contesting the validity or enforceability of such liquidated damages. The liquidated damages set forth herein are Buyer’s sole damages for delay in delivery, and all other claims of damages for delay are excluded and waived.

38. BANK GUARANTEE - To secure Seller’s obligations under this Purchase Order, Seller shall deliver to Buyer the following bank guarantees issued or confirmed by a commercial bank with a long-term rating of at least Investment Grade. As used herein, “Investment Grade” means a rating of at least BBB+ by Standard & Poor’s and at least A3 by Moody’s Investors Service. If at any time the rating of the commercial bank that issued or confirmed such bank guarantees falls below either of such ratings, Seller shall replace such bank guarantees within thirty (30) days with equivalent instruments issued or confirmed by a commercial bank meeting such rating requirements. In the event Seller fails to provide any of the bank guarantees required by this Section 38: (a) no further payments shall become due under this Purchase Order until such non-compliance is cured, and (b) Buyer may seek and obtain specific performance or interlocutory mandatory injunctive relief therefore in an appropriate court of jurisdiction without the posting of a bond; it being agreed by Seller that such relief may be necessary to avoid irreparable harm to Buyer. (i) Within five (5) business days from execution of this Purchase Order, Seller shall provide Buyer a bank guarantee in the form of Attachment C, which is incorporated herein by reference, in an initial amount of ten percent (10%) of the grand total Purchase Order value. Within the later of three (3) business days after Buyer’s receipt of such bank guarantee or five (5) business days after execution of the Purchase Order, Cheniere shall remit, via wire transfer, the first payment as set forth in paragraph 4 of the notes to Seller on the face of the Purchase Order, upon receipt of which the bank guarantee shall come into force. Upon receipt of each subsequent payment, made by Buyer under this Purchase Order, the amount of the bank guarantee shall be automatically increased by the amount of such payment. Within five (5) business days after each automatic increase, the commercial bank shall provide written confirmation to Buyer amending such bank guarantee to reflect the increased amount and provide a copy thereof to Buyer. Within thirty (30) days after Buyer’s receipt of each lot of goods DDP Port of Houston, Texas (per paragraph 6 of the notes to Seller on the face of the Purchase Order), direct discharge to Buyer’s trucks as set forth in the face of the Purchase Order, Buyer shall submit a notice of reduction to the commercial bank or the advising bank to reduce the amount of the bank guarantee by the respective value of such lot of goods, provided that Buyer shall not be required to provide such notice of reduction following receipt of the final lot of goods until thirty (30) days after Buyer’s receipt of such lot of goods DDP Port of Houston, Texas (per paragraph 6 of the notes to Seller on the face of the Purchase Order), direct discharge to Buyer’s trucks as set forth in the face of the Purchase Order and after Buyer’s receipt of the bank guarantee required by Section 38(ii) below. Within five (5) business days after each reduction, the commercial bank shall provide written confirmation to Buyer amending such bank guarantee to reflect the reduced amount and provide a copy thereof to Buyer. (ii) No later than thirty (30) days after Buyer’s receipt of the final lot of goods, Seller shall provide Buyer a bank guarantee in the form of Attachment D, which is incorporated herein by reference, in the amount of ten percent (10%) of the total Purchase Order price, which shall remain in effect until the Seller has performed its obligations under the Purchase Order, including all of its warranty obligations hereunder (that is, twenty-four (24) months from the date of shipment of the final lot of goods or twelve (12) months from the date of hydrostatic testing, whichever comes first).

39. LENDER REQUIREMENTS - Seller acknowledges that Buyer may obtain financing associated with the provision of the goods and services hereunder, and Seller agrees to cooperate reasonably with Buyer and its lenders in connection with such financing, including entering into direct agreements with such lenders that are reasonably acceptable to Seller in both form and content covering matters that are customary in financings of this type, with no additional obligations, restrictions or conditions imposed upon Seller or Seller’s right to payment under the Purchase Order. However, the provisions of this Article shall not give Buyer the right to terminate this Purchase Order. Seller shall reasonably cooperate with any independent engineer retained by Buyer’s lender(s) in the conduct of such independent engineers’ duties in relation to the project such as independent engineer’s inspection of any goods

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and services in progress. All reasonable outside counsel legal fees of Seller as well as any other fees and expenses incurred in connection therewith shall be paid by Buyer, provided further that Seller first notifies Buyer at least seven (7) days in advance of Seller’s intent to procure such legal services and the estimated cost for such services.

40. MISCELLANEOUS - The headings contained in this Purchase Order are for convenience and reference only and in no way define, describe, extend or limit the scope of intent of this Purchase Order or the intent of any provision contained herein. This Purchase Order may be signed in any number of counterparts and each counterpart (when combined with all other counterparts) shall represent a fully executed original as if one copy had been signed by all of the parties. Facsimile signatures shall be deemed as effective as original signatures. Preparation of this Purchase Order has been a joint effort of Seller and Buyer and the resulting document shall not be construed more severely against one of the parties than against the other. References to “days” or a “day” shall mean a calendar day, unless otherwise stated. All notices, communications and submittals between the parties pursuant to this Purchase Order shall be in the English language, unless otherwise mutually agreed. Subject to the applicable statute of limitations imposed by applicable law, Sections 7, 8, 9, 12, 16, 17, 18, 21, 22, 23, 25, 27, 30, 31, 35, 37 and 38 shall survive termination or expiration of this Purchase Order, subject to the time limitations otherwise stated herein, in addition to any other provisions which by their nature should, or by their express terms do, survive or extend beyond the termination or expiration of this Purchase Order.

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ATTACHMENT A – PART 1

SELLER’S INTERIM LIEN AND CLAIM WAIVER

(To be executed by Seller with each invoice other than the final invoice)

STATE OF LOUISIANA

PARISH	OF

The undersigned, Corinth Pipeworks SA (“Seller”), has been engaged under a Purchase Order with Cheniere Creole Trail Pipeline Company, L.P. (“Cheniere”), to furnish certain materials, equipment, services, and/or labor for the project known as                      (the “Project”), which is located in                      Parish, State of Louisiana described in more detail as follows:

(the “Property”).

Upon receipt of the sum of U.S.$                     (amount in invoice submitted with this Interim Lien and Claim Waiver), Seller waives and releases any and all liens or claims of liens against the Project and the Property and all claims, demands, actions, and causes of actions that Seller has or may have against Cheniere for amounts owed or claimed to be owed by Cheniere through the date of                     , 20     (which are described in the Seller’s invoice no.                      submitted with this Interim Lien and Claim Waiver). Exceptions as follows:

(if no exception entry or “none” is entered above, Seller shall be deemed not to have reserved any claim.)

Seller represents that all Subcontractors, sub-subcontractors and employees of Seller have been paid for all work, materials, equipment, services, labor and any other items performed or provided through                     , 20     (date of last prior invoice) for the Project which were invoiced and due and owing by such date. Exceptions as follows:

.

(if no exception entry or “none” is entered above, all such payments have been made )

This Interim Lien and Claim Waiver is freely and voluntarily given and Seller acknowledges and represents that it has fully reviewed the terms and conditions of this Interim Lien and Claim Waiver, that it is fully informed with respect to the legal effect of this Interim Lien and Claim Waiver, that it has voluntarily chosen to accept the terms and conditions of this Interim Lien and Claim Waiver in return for the payment recited above.

FOR SELLER:

Applicable to Invoice(s) No.

Signed:	(SEAL)
By:
Title:
Date:

AFFIDAVIT

On this      day of             , 20    , before me appeared the above-signed, known or identified to me personally, who, being first duly sworn, did say that s/he is the authorized representative of Seller and that this document was signed under oath personally and on behalf of Seller.

Notary Public
My term expires (date):

ATTACHMENT A – PART 2

SELLER’S FINAL LIEN AND CLAIM WAIVER

(To be executed by Seller with the invoice for final payment)

STATE OF LOUISIANA

PARISH	OF

The undersigned, Corinth Pipeworks SA (“Seller”), has been engaged under a Purchase Order with Cheniere Creole Trail Pipeline Company, L.P. (“Cheniere”), to furnish certain materials, equipment, services, and/or labor for the project known as the                      (“Project”), which is located in                      Parish, State of Louisiana and more particularly described as follows:

(the “Property”).

Upon receipt of the sum of U.S.$                     (amount in invoice for final payment submitted with Seller’s Final Lien and Claim Waiver), Seller waives and releases all liens or claims of liens against the Project and the Property and all claims, demands, actions, and causes of actions that Seller has, may have had or may have in the future against Cheniere for amounts owed or claimed to be owed to Seller by Cheniere through the date of                     , which are described in Seller’s invoice nos.

and                     .

Seller represents that all of its obligations, legal, equitable, or otherwise, relating to or arising out of its work on the Purchase Order, Project or subcontracts have been fully satisfied (except for those limited contractual obligations that survive the termination or expiration of the Purchase Order, including warranties and correction of defective services), including, but not limited to payment to Subcontractors and employees and payment of taxes, excluding payments which are not yet past due and owing.

This Final Lien and Claim Waiver is freely and voluntarily given, and Seller acknowledges and represents that it has fully reviewed the terms and conditions of this Final Lien and Claim Waiver, that it is fully informed with respect to the legal effect of this Final Lien and Claim Waiver, and that it has voluntarily chosen to accept the terms and conditions of this Final Lien and Claim Waiver in return for the payment recited above. Seller understands, agrees and acknowledges that, upon payment, this document waives certain rights unconditionally and is fully enforceable to extinguish all claims of Seller only for the Seller invoices listed hereinabove as of the date of execution of this document by Seller.

FOR SELLER:

Applicable to Invoice No(s): ALL (If all, print “all”)

Signed:	(SEAL)
By:
Title:
Date:

AFFIDAVIT

On this      day of                     , 20    , before me appeared the above-signed, known or identified to me personally, who, being first duly sworn, did say that s/he is the authorized representative of Seller and that this document was signed under oath personally and on behalf of Seller.

Notary Public
My term expires (date):

ATTACHMENT A – PART 3

SUBCONTRACTORS’ INTERIM LIEN AND CLAIM WAIVER

(To be executed by Subcontractor with each invoice other than the final invoice)

STATE OF LOUISIANA

PARISH	OF

The undersigned,                      (“Subcontractor”) who has, under an agreement with                      (“Seller”), furnished certain materials, equipment, services, and/or labor for the project known as the                      (the “Project”), which is located in                      Parish, State of Louisiana described in more detail as follows:

(the “Property”).

Upon receipt of the sum of U.S.$                     (“Current Payment”), Subcontractor waives and releases any and all liens or claims of liens against the Project and the Property and all claims, demands, actions, and causes of action that Subcontractor has or may have against Cheniere Creole Trail Pipeline Company, L.P. (“Cheniere”) and Seller for amounts owed or claimed to be owed to Subcontractor from Seller through the date of                     , 20     (“Current Date”), which are described in Subcontractor invoice no(s).                      Exceptions as follows:

.

(if no exception entry or “none” is entered above, Subcontractor shall be deemed not to have reserved any claim.)

Subcontractor further represents that all employees, laborers, materialmen, sub-subcontractors and subconsultants employed by Subcontractor in connection with the Project have been paid for all work, materials, equipment, services, labor and any other items performed or provided through                     , 20     (date of last prior Invoice) , which were due and owing by such date. Exceptions as follows:

.

(if no exception entry or “none” is entered above, all such payments have been made)

This Subcontractor’s Interim Lien and Claim Waiver is freely and voluntarily given and Subcontractor acknowledges and represents that it has fully reviewed the terms and conditions of this Subcontractor’s Interim Lien and Claim Waiver, that it is fully informed with respect to the legal effect of this Subcontractor’s Interim Lien and Claim Waiver, that it has voluntarily chosen to accept the terms and conditions of this Subcontractor’s Interim Lien and Claim Waiver in return for the payment recited above.

FOR SUBCONTRACTOR :

Applicable	to Invoice(s) No.

Signed:	(SEAL)
By:
Title:
Date:

AFFIDAVIT

On this      day of                     , 20    , before me appeared the above-signed, known or identified to me personally, who, being first duly sworn, did say that s/he is the authorized representative of Subcontractor and that this document was signed under oath personally and on behalf of Subcontractor.

Notary Public
My term expires (date):

ATTACHMENT A – PART 4

SUBCONTRACTORS’ FINAL LIEN AND CLAIM WAIVER

(To be executed by Subcontractor with the invoice for final payment)

STATE OF LOUISIANA

PARISH	OF

The undersigned,                                           (“Subcontractor”), has, under an agreement with                                          (“Seller”), furnished certain materials, equipment, services, and/or labor for the Project known as the                      (“Project”), which is located in              Parish, State of Louisiana and more particularly described as follows:

(the “Property”).

Upon receipt of the sum of U.S.$            , Subcontractor waives and releases any and all liens or claims of liens against the Project and the Property, all claims, demands, actions, and causes of action against Cheniere Creole Trail Pipeline Company, L.P. (“Cheniere”) or Seller, for amounts owed or claimed to be owed to Subcontractor by Seller through the date of                     , 20    , which are described in Subcontractor Invoice No(s).                                                               and any and all claims or rights against any labor and/or material bond, which Subcontractor has, may have had or may have in the future arising out of the agreement between Subcontractor and Seller, the Project or the Property, whether or not known to Subcontractor at the time of the execution of this Subcontractor’s Final Lien and Claim Waiver.

Subcontractor represents that all of its obligations, legal, equitable, or otherwise, relating to or arising out of the agreement between Seller and Subcontractor, the Project, the Property or sub-subcontracts have been fully satisfied (except for those limited obligations that survive the termination or expiration of the agreement between Subcontractor and Seller and the work performed by Subcontractor), including, but not limited to payment to sub-subcontractors and employees of Subcontractor and payment of taxes, excluding payments which are not yet due and owing.

This Subcontractor’s Final Lien and Claim Waiver is freely and voluntarily given and Subcontractor acknowledges and represents that it has fully reviewed the terms and conditions of this Subcontractor’s Final Lien and Claim Waiver, that it is fully informed with respect to the legal effect of this Subcontractor’s Final Lien and Claim Waiver, and that it has voluntarily chosen to accept the terms and conditions of this Subcontractor’s Final Lien and Claim Waiver in return for the payment recited above. Subcontractor understands, agrees and acknowledges that, upon payment, this document waives rights unconditionally and is fully enforceable to extinguish all claims of Subcontractor as of the date of execution of this document by Subcontractor for the Subcontractor Invoices listed hereinabove.

FOR SUBCONTRACTOR:

Applicable to Invoice No(s). ALL (If all, print “all”)

Signed:	(SEAL)
By:
Title:
Date:

AFFIDAVIT

On this      day of                     , 20    , before me appeared the above-signed, known or identified to me personally, who, being first duly sworn, did say that s/he is the authorized representative of Subcontractor and that this document was signed under oath personally and on behalf of Subcontractor.

Notary Public
My term expires (date):

ATTACHMENT B

[INTENTIONALLY OMITTED]

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ATTACHMENT C

PAYMENT BANK GUARANTEE

[Name of Bank and Address]

To: Creole Trail Pipeline Company, L.P.

Advising Bank: HSBC Bank USA N.A., New York, New York Branch

This guarantee (the “Guarantee”) is dated [                    , 200    ], and is provided by [                    ] (the “Bank”) to Creole Trail Pipeline Company, L.P. (the “Beneficiary”).

The Bank has been informed that Corinth Pipeworks S.A. with Tax Register Number [                    ] (hereinafter referred to as “Seller”) has entered into a purchase order (the “Contract”) dated [                    ] with Beneficiary for the supply of goods and services as more fully set forth in the Contract.

The Bank hereby irrevocably and unconditionally guarantees to the Beneficiary the Seller’s obligations under the Contract, initially up to the AMOUNT OF USD 6,349,569.60 (“Bank Guarantee Stated Amount”). The present Guarantee shall come into force only after the above amount of USD 6,349,569.60, has been credited in account nr. [           ] in our Bank, with indication of down payment of 10%.

The Bank understands that, according to the conditions of the Contract (specifically, the Notes to Seller on the cover of the Contract, Section 13 and Section 38) further multiple advance payments (each an “Advanced Payment”), are to be made by the Beneficiary to the Seller according to the following schedule:

After start of Coil arrival	10%	6,349,569.60
After Completion of Coil arrival	25%	15,873,924.00
After pipe production	25%	15,873,924.00
After COATING & BILL of LADING per each lot in 4 or 5 lots totally amounting to	20%	12,699,139.20

Upon receipt of each Advance Payment, on the above account of Seller at our Central Branch, 40 Stadiou St., Athens [INSERT ACCOUNT INFORMATION AND NUMBER], including relevant indication, the Bank Guarantee Stated Amount shall be increased by the amount of the above Advance Payments, having as a starting date, for each increase, the credit value date of each payment. Within five (5) business days after each increase, the Bank shall provide written confirmation to Beneficiary amending this Guarantee to reflect the increased Bank Guarantee Stated Amount. Any failure by the Bank to provide the aforesaid confirmation shall not invalidate in any way the automatic increase in the Bank Guarantee Stated Amount as provided herein.

The Bank Guarantee Stated Amount is kept at Beneficiary’s disposal and will be paid to the Beneficiary, in whole or in part, within seven (7) business days following Bank’s receipt of a claim made by Beneficiary, through the advising bank, as set forth below.

Any claim hereunder should be made by the Beneficiary, through the advising bank, in writing by swift or tested fax or telex to the Bank accompanied by a signed statement from the Beneficiary that Seller has failed to fulfill its obligations under the Contract. Such statement shall be accepted by the Bank as conclusive evidence that the amount claimed is due and payable to the Beneficiary under this Guarantee, the Bank hereby waiving all rights of objection. Any amount so claimed by the Beneficiary shall be paid by the Bank to the Beneficiary within seven (7) days of the date of the Beneficiary’s claim hereunder. The Bank shall have no obligation under this Guarantee to make a payment (or payments) which separately or in the aggregate exceed the then-current Bank Guarantee Stated Amount.

Any partial payment to Beneficiary under this Guarantee shall reduce the Bank Guarantee Stated Amount accordingly.

The above Bank Guarantee Stated Amount shall be reduced by the respective value of each lot of goods delivered to Beneficiary in accordance with the Contract upon the Bank’s receipt from Beneficiary of a notice of reduction, specifying

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the amount of the reduction and the resulting Bank Guarantee Stated Amount. Within five (5) business days after each reduction, the Bank shall provide written confirmation to Beneficiary amending this Guarantee to reflect the reduced Bank Guarantee Stated Amount.

This Guarantee shall be binding on the Bank and on its successors and assigns and it shall become automatically null and void on its termination (i.e., upon notice by Beneficiary to the Bank of thirty (30) days following Beneficiary’s receipt of the final lot of goods, and of Beneficiary’s receipt of the Performance Bank Guarantee) and whether or not it is returned to the Bank for cancellation and any claim received after its termination shall be ineffective.

All disputes arising out of or in connection with this Guarantee shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with the said Rules. Any arbitration held under this Guarantee shall be held in London, United Kingdom, and the language to be used in the arbitral proceedings shall be English. This Guarantee shall be governed by English law.

IN WITNESS WHEREOF the Bank has caused this Guarantee to be executed and delivered as a deed by its duly authorised representatives.

BY
TITLE	(DIRECTOR)

BY
TITLE	(DIRECTOR)

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ATTACHMENT D

PERFORMANCE BANK GUARANTEE

[Name of Bank and Address]

To: Creole Trail Pipeline Company, L.P.

Advising Bank: HSBC Bank USA N.A., New York, New York Branch

This guarantee (the “Guarantee”) is dated [                    , 200    ], and is provided by [                    ] (the “Bank”) to Creole Trail Pipeline Company, L.P. (the “Beneficiary”).

The Bank has been informed that Corinth Pipeworks S.A. with Tax Register Number [                    ] (hereinafter referred to as “Seller”) has entered into a purchase order (the “Contract”) dated [                    ] with Beneficiary for the supply of goods and services as more fully set forth in the Contract.

Whereas in accordance with the provisions of the Contract, the Seller has undertaken to provide the Beneficiary with a performance bank guarantee for an amount equal to [             USD ($            ) (“Bank Guarantee Stated Amount”).

The Bank hereby irrevocably and unconditionally guarantees to the Beneficiary Seller’s obligations under the Contract up to the Bank Guarantee Stated Amount. The Bank Guarantee Stated Amount is kept at Beneficiary’s disposal and will be paid to the Beneficiary, in whole or in part, following Bank’s receipt of a claim made by Beneficiary, through the advising bank, as set forth below. This Guarantee shall remain in full force and effect until the Seller has performed its obligations under the Contract, including all of its warranty obligations thereunder and in any case until [                    ,] 2009, that is twenty-four (24) months from the date of shipment of the final lot of goods or twelve (12) months from the date of hydrostatic testing, whichever comes first.

Any claim hereunder should be made by the Beneficiary, through the advising bank, in writing by swift or tested fax or telex to the Bank accompanied by a signed statement from the Beneficiary that Seller has failed to fulfill its obligations under the Contract. Such statement shall be accepted by the Bank as conclusive evidence that the amount claimed is due and payable to the Beneficiary under this Guarantee, the Bank hereby waiving all rights of objection. Any amount so claimed by the Beneficiary shall be paid by the Bank to the Beneficiary within seven (7) days of the date of the Beneficiary’s claim hereunder. The Bank shall have no obligation under this Guarantee to make a payment (or payments) which separately or in the aggregate exceeds the Bank Guarantee Stated Amount.

Any partial payment to Beneficiary under this Guarantee shall reduce the Bank Guarantee Stated Amount accordingly

This Guarantee shall become automatically null and void on its termination, as provided above whether or not it is returned to the Bank for cancellation, and any claim received after its termination shall be ineffective.

This Guarantee shall be binding on the Bank and on its successors and assigns.

All disputes arising out of or in connection with this Guarantee shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with the said Rules. Any arbitration held under this Guarantee shall be held in London, United Kingdom, and the language to be used in the arbitral proceedings shall be English. This Guarantee shall be governed by English law.

IN WITNESS WHEREOF the Bank has caused this Guarantee to be executed and delivered as a deed by its duly authorised representatives.

BY
TITLE	(DIRECTOR)

BY
TITLE	(DIRECTOR)

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